Our Mission is to Develop Gene Therapies to Cure Blindness Diseases NASDAQ: OCGN Corporate Deck: Nov 2020

Forward Looking Statement This presentation contains forward-looking statements that involve substantial risks and uncertainties. All statements, other than statements of historical facts, contained in this presentation, including statements regarding our business strategy, future results of operations and financial position, prospective products, product approvals, research and development costs, timing and likelihood of success, estimated market size or growth, and plans and objectives of management for future operations, are forward-looking statements. When used in this presentation, the words “anticipate,” “believe,” “contemplate,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “would,” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Forward-looking statements involve known and unknown risks, uncertainties and other factors, including those risks set forth in the Company’s filings with the Securities and Exchange Commission, which are available at www.sec.gov, that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Forward-looking statements are based on our management’s beliefs and assumptions and on information available to management as of the date of this presentation. Our actual future results may be materially different from what we expect. Except as required by law, we assume no obligation to update these forward-looking statements publicly, or to update the reasons actual results could differ materially from those anticipated in the forward-looking statements, even if new information becomes available in the future. This presentation includes estimates by us of statistical data relating to market size and growth and other estimated data about our industry. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. This presentation also includes statistical and other industry and market data that we obtained from industry publications and research, surveys and studies conducted by third parties. Industry publications and third-party research, surveys and studies generally indicate that their information has been obtained from sources believed to be reliable, although they do not guarantee the accuracy or completeness of such information. While we believe these industry publications and third-party research, surveys and studies are reliable, we have not independently verified such data. This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended. ©2020 Ocugen. All Rights Reserved. 1

Ocugen Overview Developing transformative therapies with the potential to cure blindness diseases  Modifier Gene Therapy Platform – potential for one product to treat many diseases & multi-factor approach  OCUGEN’S Technology developed at Dr. Neena Haider’s Lab, Harvard Medical School (POC study results published in Nature) BREAKTHROUGH  OCU400 (AAV-NR2E3): 4 FDA Orphan Drug Designations with the potential to treat broad Retinitis Pigmentosa (RP), which has over 150 gene mutations, in lieu of developing separate therapies for each mutation under traditional gene MODIFIER GENE therapy – initiation of Phase 1/2a within a year THERAPY  OCU410 (AAV-RORA): Potential to treat dry age-related macular degeneration (Dry AMD) through multi-factor PLATFORM treatment approach – initiation of Phase 1/2 in 2022  Strategic manufacturing partnership with CanSinoBio (~$7B market cap) – sets clear path for critical manufacturing  OCU200: Targeting major retinal diseases: Diabetic Macular Edema (DME), Diabetic Retinopathy (DR), and Wet Age- Related Macular Degeneration (Wet AMD) – initiation of Phase 1/2 in 2022 NOVEL BIOLOGIC  Novel mechanism of action (MOA) – integrin targeting  Potential to initially treat non-responders to anti-VEGF/corticosteroids therapies totaling approximately 50% of the patient population of DME, DR and Wet AMD (estimated total current global market size over $10B) Multiple near and mid-term milestones  Plan to initiate four Phase 1/2 trials within 1-2 years, with data readouts beginning in 2022 ©2020 Ocugen. All Rights Reserved. 2

Experienced Leadership Team Leadership Team Shankar Musunuri, PhD, MBA Rasappa Arumugham, PhD Vijay Tammara, PhD Sanjay Subramanian, MBA Jessica Crespo, CPA Arun Upadhyay, PhD Chairman, CEO and Co-Founder Chief Scientific Officer SVP, Regulatory & Quality Chief Financial Officer Corporate Controller Head of Discovery Retina Scientific Advisory Board Mohamed Genead, MD David Boyer, MD Carl D. Regillo, MD, FACS Mark Pennesi, MD, PhD Geeta Lalwani, MD Acting CMO and Chair of SAB ©2020 Ocugen. All Rights Reserved. 3

Pipeline Overview Program Indication Prevalence (US) Discovery Preclinical IND-Enabling Phase 1/2 NR2E3 Mutation - Associated Retinal Orphan 500 - 600 Degeneration* US RHO Mutation - Associated Retinal Orphan 10,400 - 12,700 Modifier Gene OCU400 Degeneration* US AAV-hNR2E3 CEP290 Mutation - Associated Retinal Orphan 2,500 - 3,000 Therapy Degeneration* US PDE6B Mutation - Associated Retinal Orphan Platform 1800 - 2800 Degeneration* US OCU410 Dry Age Related Macular Degeneration 9M - 10M AAV-hRORA (Dry AMD) * Diabetic Macular Edema 0.75M OCU200 Novel Biologic Transferrin- Diabetic Retinopathy 7.7M Tumstatin Wet Age Related Macular Degeneration 1.1M (Wet AMD) * No approved therapies exist ©2020 Ocugen. All Rights Reserved. https://www.aao.org/eye-health/diseases/retinitis-pigmentosa-treatment 4 https://www.aao.org/eye-health/diseases/amd-treatment

Ocugen’s Modifier Gene Therapy Platform Breakthrough Technology Designed to Address Multiple Diseases with One Product Approach Complex Diseases Through Multiple Factors 5

Traditional Approach vs. Ocugen’s Novel Platform Gene Augmentation: Transfer functional version of a Modifier Gene Therapy: Introduce a functional gene to modify the non-functional gene into the target cells. expression of many genes, gene-networks and regulate basic biological processes in retina We can address a number of Modifier diseases using the same gene M Modifier Gene product. Normal gene X GENE M Cell GENE X Cell Cell Cell Cell Cell GENE X GENE X GENE M GENE X GENE X GENE X GENE X GENE X Cell with mutated/ nonfunctioning gene X Cell with mutated/nonfunctioning Cell with gene(s) other than modifier gene normal function NR2E3 Mutation-Associated Retinal Disease Traditional Rhodopsin Mutation-Associated Retinal Disease Broad Gene Therapy ONE Disease OCU400 Spectrum CEP290 Mutation-Associated Retinal Disease Therapy for RP PDE6B Mutation-Associated Retinal Disease Traditional approach that targets one individual gene mutation at a time Novel approach that targets nuclear hormone genes (NHRs), which regulate Regulatory pathway focused on specific product for one disease multiple functions within the retina Longer time to recoup development costs Smoother regulatory pathway due to ability to target multiple diseases with one product Ability to recoup development costs over multiple therapeutic indications ©2020 Ocugen. All Rights Reserved. 6

Why Target Nuclear Hormone Receptor Genes (NHRs)?  Modulators of retinal development & function  Act as “master genes” in the retina Photoreceptor Inflammation & Development NR2E3 Cell Survival Key Mutations: RGR, RHO, PDE6 NR1D1 Key Mutations: PRP16, OTX  Molecular reset of key transcription factors and RORA associated gene networks – retinal homeostasis  Gene modifier concept including impact on clinical phenotypes is well known in other Cone Cell disease areas, CF and SMA * Phototransduction Development Key Mutations: GNB3, RP78, GNAT Key Mutations: NR2E3, RP68 Metabolism Key Mutations: PEX7 * References: https://pubmed.ncbi.nlm.nih.gov/28556246/ ©2020 Ocugen. All Rights Reserved. https://www.ncbi.nlm.nih.gov/pmc/articles/PMC5409218/ https://www.ncbi.nlm.nih.gov/pmc/articles/PMC4339951/ 7 https://journals.plos.org/plosone/article?id=10.1371/journal.pone.0183526

Nature Gene Therapy Publication Preclinical POC Data for Nr2e3 Published in Nature Gene Therapy  Efficacy results shown in 5 unique mouse models of RP  Technology developed at Harvard Medical School, Dr. Neena Haider’s Lab  Study demonstrates potency of modifier gene therapy to elicit broad-spectrum therapeutic benefits in early and advanced stages of RP  Results show evidence of vision rescue in Early & Advanced Stages of disease  Important milestone for development of therapy; demonstrated proof of principle  Protection elicited in multiple animal models of degeneration caused by different mutations  Potential to represent first broad-spectrum therapy and to provide rescue even after disease onset ©2020 Ocugen. All Rights Reserved. https://www.nature.com/articles/s41434-020-0134-z 8

OCU400 – Rescue in Early & Advanced Stage of Disease Early Stage Rescue Advanced Stage Rescue • P0 single subretinal injection, evaluation 3-4 months post injection • P21 subretinal injection, evaluation 2–3 months post injection • rd1 evaluated one-month post injection • Restored ONL photoreceptors morphology in rd7 ONL: Outer Nuclear Layer • ONL cell layer change in rd7 model doesn’t progress until 4-5 mos. of age Human Diseases: Leber Enhanced PDE6β Rhodopsin Congenital S-cone Control associated RP associated adRP Amaurosis Syndrome  Fundus images and ONL count show how single product recuses vision in multiple mutations ©2020 Ocugen. All Rights Reserved. https://www.nature.com/articles/s41434-020-0134-z 9

OCU400 – Demonstrates Improved Vision Signals in Retina Electroretinogram (ERG) Response Reveals Rescue under Both Scotopic (dim-lit) as well as Photopic (well-lit) Conditions ERG response: P0 single subretinal injection, evaluation 3-4 months post injection Human vision is enabled by three primary modes: • Photopic vision: Vision under well-lit conditions, which provides for color perception and functions primarily due to cone cells in the eye • Mesopic vision: A combination of photopic vision and scotopic vision in low lighting, which functions due to a combination of rod and cone cells in the eye • Scotopic vision: Monochromatic vision in very low light, which functions primarily due to rod cells in the eye ©2020 Ocugen. All Rights Reserved. https://www.nature.com/articles/s41434-020-0134-z 10

OCU400 – Demonstrated Safety in Mouse Model Study Results Confirm Overexpression of Nr2e3 by subretinal AAV8-Nr2e3 Injection Is Not Detrimental to Retina – No Off-Target Effects ©2020 Ocugen. All Rights Reserved. https://www.nature.com/articles/s41434-020-0134-z 11

OCU400 – Clinical and Regulatory Strategy Planned Timeline 2021 - 2022 2023 - 2025 2025/26 Proposed Phase 1/2a Phase 2b/3 Potential Approval Broad RP Indication NR2E3 NR2E3 Phase 4 Commitments RHO RHO NR2E3 Mutation-Enhanced S-cone Syndrome Broad OCU400 Rhodopsin Mutation-Associated Retinal Disease Spectrum Therapy for RP CEP290 CEP290 Mutation-Leber Congenital Amaurosis ©2020 Ocugen. All Rights Reserved. 12

OCU400 – Competitive Overview OCU400 Traditional Gene Therapy Cell Therapy Features One product for many IRDs Limited (including broad RP indication) Technology established in the ocular disease space POC data in RP models with different genetic mutations Potentially longer benefit due Potentially limited due to loss of Expected long-term outcome Not established to promotion of homeostasis retinal cells over time Target Patient Population Large Small (specific to mutation) Variable Low High Developmental cost High (economies of scale) (No economies of scale) Potential Competitors pursuing treatment of RP with Traditional Gene Therapy ©2020 Ocugen. All Rights Reserved. 13 Potential Competitors pursuing treatment of RP with Cell Therapy

OCU410 (AAV-RORA) – Dry Age-Related Macular Degeneration We Believe OCU410 Has the Potential to Address this Disease through its Multi-Factor Approach Dry AMD  Leads to irreversible blindness due to degeneration of Inflammation the retina  ~9-10M patients in the U.S.  Currently no approved treatment for Dry AMD Normal Retina Oxidative Stress Lipid Contributing Factors Peroxidation  Aging RORA  Genetics  Environmental Factors Dry AMD References: https://www.brightfocus.org/macular/article/age-related-macular-facts-figures ©2020 Ocugen. All Rights Reserved. https://www.uniprot.org/uniprot/P35398#function https://pubmed.ncbi.nlm.nih.gov/21998696/ 14 https://pubmed.ncbi.nlm.nih.gov/19786043/

Gene Therapy Manufacturing Partnership Helps Advance OCU400 into the Clinic with Significantly Reduced Capital and Resources Ocugen Partnership with CanSino Biologics Inc. (CanSinoBIO) CanSinoBIO to perform CMC development & manufacturing of clinical supplies for OCU400  Publicly-listed (6185.HK) with market cap of ~$7B  State-of-the-art facilities with world class team  Provides scalable GMP cell lines (such as HEK293 suspension culture adopted) for commercial manufacturing  Responsible for all associated costs (typical costs until BLA filing ~$25M-$35M)  Manufacturing at commercial scale (200L) for Phase 1/2 for product consistency CanSinoBIO has rights to develop, manufacture and commercialize OCU400 for Greater China Market  Ocugen to receive mid to high single-digit royalties on Greater China sales  CanSinoBio to receive low to mid single-digit royalties on all other global sales Manufacturing Cures: Infrastructure Challenges Facing Cell And Gene Therapy Developers ©2020 Ocugen. All Rights Reserved. Source: In Vivo June 2019 invivo.pharmaintelligence.informa.com 15 Bloomberg: How a Chinese Firm Jumped to the Front of the Virus Vaccine Race

OCU200: Diabetic Macular Edema (DME) Diabetic Retinopathy (DR) Wet Age-Related Macular Degeneration (Wet AMD) Novel Biologic Offering Benefits Beyond Anti-VEGF 16

OCU200 – Potential to Treat DME, DR & Wet AMD OCU200 Provides Hope to All patients with DME, DR or Wet AMD DME  ~0.7M patients in the US* ~50% of Patients DO NOT Respond DR  ~7.7M patients in the US* to Anti-VEGF/Corticosteroids Wet AMD  ~1.1M patients in the US* Therapies  OCU200 is a Transferrin-Tumstatin Fusion Protein • Tumstatin: Multiple MOAs for treatment and prevention of macular degeneration and neovascularization • Transferrin: Targets the site of action and improves uptake (better target engagement)  Integrin Targeting provides hope to these patients who are non-responders to current therapies  Distinct MOA through targeting Integrin pathways can potentially also help reduce number of injections for patients who do respond to Anti-VEGF & corticosteroids therapies  Significant global market potential ©2020 Ocugen. All Rights Reserved. (*) https://www.gene.com/stories/retinal-diseases-fact-sheet 17 https://www.brightfocus.org/macular/article/age-related-macular-facts-figures

OCU200 –Transferrin-Tumstatin Fusion Protein OCU200 Demonstrated Superior Efficacy Compared to Existing Anti-VEGF Therapies • Inhibits new blood vessel formation • Anti-inflammatory • Anti-oxidative DME/DR Wet AMD Wet AMD Oxygen-Induced Retinopathy (OIR) Mouse Model In-Vivo Laser-Induced Rat CNV Model In-Vivo Laser-Induced Mouse CNV Model 80 Neovascular area (normalized) * ** 150 ** 60 100 50 0 40 -50 Leaky CNV (%) lesions NV (% of control retina NV) g g g µ µ µ g) Vehicle E y le a OCU200 OCU200 + 5 µ Eylea OCU200 Avastin 2.5 10 PBS Tumstatin Vehicle Eylea OCU200 (40 Effect of OCU200 intravitreal treatments on Neovascularization * indicates p<0.05 when compared to PBS and/or Data expressed as percentage of CNV lesions on Day (NV). Data are presented as mean± SD. Filled circles represent data tumstatin treatment 10 after treatment. Laser induction & treatment start points from individual eyes † indicates p<0.05 when compared to Avastin; CNV on Day 0 * P < 0.05, ** P < 0.01 (n = 9-10 eyes per group) lesions measured on day 14 after treatment ©2020 Ocugen. All Rights Reserved. 18

OCU200 – Distinct Mechanism of Action We believe OCU200 has the potential to become a disease modifying therapeutic for broader patient population OCU200 Anti-VEGF Anti-Integrin Features (1) (1) (1) Reduces VEGF level/Fluid Selectively works on active endothelial cells (Neovascular) Activates native anti-angiogenic response Enhanced effective delivery through Transferrin Pro-apoptotic and anti-oxidative Expected once 1-3 months 1-3 months Dosing Frequency in 3 months Potential Competitors pursuing treatment using Anti-VEGF approach ©2020 Ocugen. All Rights Reserved. (1) Approved 19 Potential Competitors pursuing treatment using Anti-Integrin approach

Near & Mid-Term Milestones: Planned Timeline OCU400 IND Filing Safety & Phase 1/2a Publication Orphan-Drug Designation for (AAV-NR2E3) Phase 1/2a Efficacy signal Topline results in Nature RHO Expected start-US (US) IRDs Orphan-Drug Designation for -Orphan Drug Safety read Phase 1/2a (gene therapy) Tox study PDE6B Designation start-EU initiation in EMA 1H 2020 2H 2020 1H 2021 2H 2021 1H 2022 2H 2022 FDA pre- OCU200 Tox study Safety & Efficacy IND mtg initiation signal DME, DR, Wet-AMD IND Filing (novel biologic) Cell Banking Start Ph 1/2a Tox study initiation Safety read OCU410 (AAV-RORA) FDA pre- IND Filing Dry AMD POC Study IND mtg Start Ph 1/2a (gene therapy) ©2020 Ocugen. All Rights Reserved. 20

Capital Structure Summary Capital Structure Summary Cash & Cash Equivalents (9/30/20) $19.1M Debt Principal O/S (9/30/20) • EB5 Loan : 1.5M $3.2M* • PPP Loan : 0.4M • Apr ‘20 Notes: 1.3M* Common Stock O/S (10/30/20) 162.0M Warrants O/S (9/30/20) 0.9M Options O/S (9/30/20) 4.3M *April ‘20 Notes have been repaid in full in October and are no longer outstanding ©2020 Ocugen. All Rights Reserved. 21

Investment Highlights  Modifier Gene Therapy Platform has the potential for one product to treat many diseases  Strategic manufacturing partnership with CanSinoBio sets clear path for critical manufacturing  OCU200 novel biologic has the potential to treat anti- VEGF/corticosteroids non responders totaling approximately 50% of the patient population  Multiple near and mid-term milestones with plan to initiate four Phase 1/2 trials within 1-2 years ©2020 Ocugen. All Rights Reserved. 22

A Bold Vision to Cure Blindness Diseases with Gene Therapies For more information, contact: IR@ocugen.com